UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2015

Teucrium Commodity Trust

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-34765 (Commission File Number)	61-1604335 (IRS Employer Identification No.)
232 Hidden Lake Road, Building A (Address of Principal Executive Offices, including Zip Code)
802-257-1617 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01. Other Events.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference are the audited Combined Statements of Financial Condition of Teucrium Trading, LLC and Affiliate (collectively, “the Company”) as of December 31, 2014 and 2013, and the related statements of operations, changes in members’ equity and cash flows for each of the years in the three year period ended December 31, 2014.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Audited Combined Statements of Financial Condition of Teucrium Trading, LLC and Affiliate as of December 31, 2014 and 2013, and the related statements of operations, changes in members’ equity and cash flows for each of the years in the three year period ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEUCRIUM TRADING, LLC

/s/ Barbara Riker
Date: April 13, 2015	Barbara Riker Teucrium Trading, LLC
Chief Financial Officer